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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANT

     I consent to the inclusion in this registration statement on Form S-1 of my report dated March 15, 1996, on my audit of the financial statements of Pediatric and Newborn Consultants, PC. I also consent to the reference to my firm under the caption "Experts."

                                          DEON E. FITCH, CPA

Englewood, Colorado

July 22, 1996